1 EARNINGS PRESENTATION 4Q 2021 F e b r u a r y 2 4 , 2 0 2 2

2 This presentation may contain forward-looking statements within the meaning of the federal securities laws, including statements relating to (i) our strategy, outlook and growth prospects; (ii) our operational and financial targets and (iii) general economic trends and trends in our industry and markets. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements involve known and unknown risks, uncertainties, assumptions and contingencies, many of which are beyond the Company’s control, and may cause the Company’s actual results to differ significantly from those expressed in any forward-looking statement. Factors that might cause such a difference include, without limitation, the duration and severity of the current novel coronavirus (COVID-19) pandemic, the impact of the COVID-19 pandemic on the global market, economic and environmental conditions generally and in the digital and communications technology and investment management sectors; the effect of COVID- 19 on the Company's operating cash flows, debt service obligations and covenants, liquidity position and valuations of its real estate investments, as well as the increased risk of claims, litigation and regulatory proceedings and uncertainty that may adversely affect the Company; our status as an owner, operator and investment manager of digital infrastructure and real estate and our ability to manage any related conflicts of interest; our ability to obtain and maintain financing arrangements, including securitizations, on favorable or comparable terms or at all; the impact of initiatives related to our digital transformation, including the strategic investment by Wafra and the formation of certain other investment management platforms, on our growth and earnings profile and our REIT status; whether we will realize any of the anticipated benefits of our strategic partnership with Wafra, including whether Wafra will make additional investments in our Digital IM and Digital Operating segments; our ability to integrate and maintain consistent standards and controls, including our ability to manage our acquisitions in the digital industry effectively; whether the sale of our Wellness Infrastructure segment currently under contract will close on time or at all; whether we will be able to effectively deploy the capital we have committed to capital expenditures and greenfield investments; the impact to our business operations and financial condition of realized or anticipated compensation and administrative savings through cost reduction programs; our ability to redeploy the proceeds received from the sale of our non-digital legacy assets within the timeframe and manner contemplated or at all; our business and investment strategy, including the ability of the businesses in which we have a significant investment (such as Brightspire Capital, Inc. (NYSE:BRSP)) to execute their business strategies; the trading price of BRSP shares and its impact on the carrying value of the Company's investment in BRSP, including whether the Company will recognize further other-than-temporary impairment on its investment in BRSP; performance of our investments relative to our expectations and the impact on our actual return on invested equity, as well as the cash provided by these investments and available for distribution; our ability to grow our business by raising capital for the companies that we manage; our ability to deploy capital into new investments consistent with our digital business strategies, including the earnings profile of such new investments; the availability of, and competition for, attractive investment opportunities; our ability to achieve any of the anticipated benefits of certain joint ventures, including any ability for such ventures to create and/or distribute new investment products; our ability to satisfy and manage our capital requirements; our expected hold period for our assets and the impact of any changes in our expectations on the carrying value of such assets; the general volatility of the securities markets in which we participate; changes in interest rates and the market value of our assets; interest rate mismatches between our assets and any borrowings used to fund such assets; effects of hedging instruments on our assets; the impact of economic conditions on third parties on which we rely; any litigation and contractual claims against us and our affiliates, including potential settlement and litigation of such claims; our levels of leverage; adverse domestic or international economic conditions, including those resulting from the COVID-19 pandemic the impact of legislative, regulatory and competitive changes; whether we will elect to maintain our qualification as a real estate investment trust for U.S. federal income tax purposes and our ability to do so; our ability to maintain our exemption from registration as an investment company under the Investment Company Act of 1940, as amended; changes in our board of directors or management team, and availability of qualified personnel; our ability to make or maintain distributions to our stockholders; our understanding of our competition; and other risks and uncertainties, including those detailed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and Quarterly Report on Form 10-Q for the quarters ended March 31, 2021, June 30,2021, and September 30, 2021, each under the heading “Risk Factors,” as such factors may be updated from time to time in the Company’s subsequent periodic filings with the U.S. Securities and Exchange Commission (“SEC”). All forward-looking statements reflect the Company’s good faith beliefs, assumptions and expectations, but they are not guarantees of future performance. Additional information about these and other factors can be found in the Company’s reports filed from time to time with the SEC. The Company cautions investors not to unduly rely on any forward-looking statements. The forward-looking statements speak only as of the date of this press release. The Company is under no duty to update any of these forward-looking statements after the date of this presentation, nor to conform prior statements to actual results or revised expectations, and the Company does not intend to do so. The Wellness infrastructure sale is anticipated to close by end of February 2022 and is subject to customary closing conditions. We can provide no assurance that it will close on the timing anticipated or at all. This presentation is for informational purposes only and does not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company. This information is not intended to be indicative of future results. Actual performance of the Company may vary materially. The appendices herein contain important information that is material to an understanding of this presentation and you should read this presentation only with and in context of the appendices. CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

3 AGENDA 1. 2021 Year in Review 2. Financial Results 3. 2022 The Year Ahead 4. Wrap-Up 5. Q&A

4 1 2021 YEAR IN REVIEW

5 2021 A YEAR OF RESULTS CEO 2021 Checklist Finished The Mission (Rotation To Digital) 100% rotated, ahead of plan  Enhanced Corporate Capitalization  Successful Rebrand to DigitalBridge (DBRG) DBRG is the Partner of Choice to institutional capital in the sector DBPII exceeded original target closing $8.3B Total net FEEUM growth across platform over $5.5B Invest In High Quality Digital DBP II with 8 platform investments, building actively on a global basis DBRG rapidly scaled, +50% asset base to $45B digital AUM, consolidating position in Europe and expanded to Asia Fast-growing Digital Infrastructure Platform

2021 YEAR IN REVIEW – FINISH**ED** THE MISSION

In 2021, new management finished successfully rotating over $78B in AUM, completing its 'diversified to digital' transformation in less than three years. As we 'finished the mission', we relaunched as DigitalBridge - the leading global digital infrastructure firm.

DIVERSIFIED TO DIGITAL *(2019-2021)*

New management has led a significant transformation aligning the company with powerful secular tailwinds supporting the growth in global connectivity

- Hospitality Real Estate
- Industrial Real Estate
- Healthcare Real Estate
- BrightSpire Management
- Other Equity and Debt
- Legacy Invest. Management

SOLD[1]

-$33B LEGACY AUM

Invest in Digital

$78+ Billion

Harvest Legacy

100% DIGITAL FOCUS

ASSET ROTATION

+$45B DIGITAL AUM

DigitalBridge is the Infrastructure Partner to the Digital Economy

DataBank, aptum, boingo, Vantage Data Centers, Wildstone, edgepoint, zayo, Vantage Towers, Landmark Dividend, extenet, Scala Data Centers, mtp, Vantage, verticalbridge, AtlasEdge, Highline, Digita, atp, beanfield, FreshWave

Announced acquisitions: Xenith IG, IslandsTurnar, mundo

Corporate Capitalization

- Debt Reduction

$7B → $1B

Corporate Governance

- New Management
- New Board
- Digital & Diverse

2019 Board Diversity: Female, Male

2021 Board Diversity: Female, Ethnic Minorities, Male

DIGITALBRIDGE

(1) Wellness Infrastructure segment is currently under contract and expected to close 1Q22; The sale of our wellness infrastructure segment is subject to customary closing conditions. We can provide no assurance that it will close on the timing anticipated or at all.

6

LEGACY ASSET SALES – FUELING THE NEXT PHASE

The key focus of legacy asset monetizations has been to harvest capital to fuel the next phase of our strategic roadmap. The monetization program has been executed faster than originally anticipated, generated the capital originally forecast and has been completed during an unprecedented pandemic. In 2021, we generated $1.2B of Legacy monetizations, bringing the total to $1.9B.

Other Equity & Debt (OED)

$507M

December 2021

DigitalBridge completed the sale of the majority of its Other Equity and Debt portfolio to Fortress Investment Group LLC

\+

~$150M

Various 2021

Throughout 2021, DigitalBridge completed the disposition of multiple Other Equity & debt positions to various parties

Hospitality

$67M

March 2021

DigitalBridge sold six hospitality portfolios to Highgate and an affiliate of Cerberus Management, L.P.

Wellness Infrastructure

$316M

September 2021[1)]

DigitalBridge anticipates closing the sale of the Wellness Infrastructure portfolio to Highgate by end of February 2022, $316M of total proceeds consisting of $126M cash consideration and $190M of interest bearing notes

Brightspire

$184M

May 2021

DigitalBridge completed the announced internalization of Brightspire (fka Colony Credit Real Estate) for which DigitalBridge received $102M. Subsequent to the internalization, DBRG sold 9.5M shares generating ~$82M in net proceeds



+$1.2B
2021 Net Proceeds
2021 Monetizations
Pre-2021

(1) Wellness Infrastructure sale anticipated to close by end of 1Q22

DIGITALBRIDGE
7

8 2021 CAPITAL FORMATION HIGHLIGHTS – DBP II In 2021, DigitalBridge reaffirmed its position as the partner of choice to institutional investors looking to build exposure to the resilient, growing digital infrastructure asset class with the successful closing of DBPII at $8.3B, 30% ahead of its original target. LARGEST DEDICATED DIGITAL INFRASTRUCTURE INVESTMENT PLATFORM  Successful fundraise around our core mandate  Established as the preferred partner of choice  Strong participation from existing DBP I investors and industry- leading new logos; 4 of 5 largest global infra investors are LPs  Already committed across 8 new platform investments in the Americas, Europe & Asia DBP II Original Target: $6.0B Raised: $8.3B Fund Size: 2x DBP I Closed: December 31, 2021 Regions: Americas, Europe, Asia Fund Total Commitments DBPII Fundraising Launch July 2020 February 2021 June 2021 Final Closing December 2021 For illustrative purpose only. Not to scale $6.6B $4.2B DBP II Fundraising Exceeds $6.0B Target DBP II First Close 18 MONTHS FROM START TO FINISH

DIGITALBRIDGE WAS VERY ACTIVE IN 2021 WITH A 50%+ INCREASE IN AUM

During 2021 we continued to source attractive investments and grow our digital asset base, exceeding $45B in assets. Our investor-operator model allows us to quickly transform and scale DBRG portfolio companies.

$29B AUM (4Q20) → +50% Increase → $45B AUM

INVESTMENT MANAGEMENT – (DBP II)

March 2021 – VANTAGE TOWERS
DigitalBridge cornerstone investor of Vantage Towers IPO

June 2021 – boingo
DigitalBridge completes acquisition of leader in the indoor wireless digital infrastructure sector

June 2021 – PCCW DATA CENTERS + AGILE DATA CENTERS
DigitalBridge acquired leading Hong Kong-based data center business with significant expansion capacity
Asia Pacific hyperscale platform

September 2021 – VANTAGE DATA CENTERS APAC
Vantage expands into Asia, with acquisitions of Agile Data Centers and PCCW data centers, bringing assets in Tokyo, Osaka, Melbourne, Hong Kong and Kuala Lumpur

October 2021 – verticalbridge
DigitalBridge completes acquisition of controlling stake in Vertical Bridge, largest private tower operator in U.S., 8,000+ macros

June 2021 – LANDMARK DIVIDEND
DigitalBridge completes acquisition of Landmark Dividend a digital real estate company

AtlasEdge

June 2021
DigitalBridge and Liberty Global launch JV to develop edge data center platform in Europe, AtlasEdge

October 2021
AtlasEdge Increases to 100+ sites with Acquisition of twelve Colocation Sites from Colt Data Centre Services edgepoint

June 2021
DigitalBridge launched tower platform in Southeast Asia - EdgePoint

September 2021
EdgePoint reaches a 10,000+ site portfolio across Indonesia and Malaysia

October 2021* – superloop → Xenith IG
DigitalBridge and Columbia Capital to acquire fiber assets in Singapore and Hong Kong from Superloop

December 2021 – ÍslandsTurnar
DigitalBridge establishes tower company IslandsTurnar in Iceland

DIGITAL OPERATING

September 2021 – VANTAGE DATA CENTERS SDC
DigitalBridge announced hyperscale expansion of Vantage SDC Platform with the acquisition of CA22

January 2022 – DATABANK
DigitalBridge's DataBank to Acquire Houston-Area Data Centers From CyrusOne

DIGITALBRIDGE

*subject to closing in 1Q22

9

OUR ORGANIZATION
PEOPLE CREATE ALPHA…THIS IS OUR INVESTMENT IN THE FUTURE

2020



2020 Digital Infra Head Count - 79

2021

Board Members

Gregory J. McCray

J. Braxton Carter

Sháka Rasheed

Investment Management

Core

Matt Evans
Managing Director, Head of Europe

Peter Hopper
Managing Director

Capital Formation

Latifa Tefridj-Gaillard
Managing Director, Head of Capital Formation - Europe

Christopher Falzon
Managing Director North American Capital Formation

Ventures

Alexandre Villela
Senior Vice President

Operating Partners / Senior Advisors

Josh Joshi
Chairman AtlasEdge

Michael Bucey
Operating Partner DigitalBridge

Giuliano di Vitantonio
Chief Executive Officer AtlasEdge

Mike Finley
Chief Executive Officer Boingo Wireless

Steve Smith
Chief Executive Officer Zayo

Tim Brazy
Chief Executive Officer Landmark Dividend

Suresh Sidu
Chief Executive Officer EdgePoint

During 2021 DigitalBridge continued to build the team, reinforcing our position as the leading global digital infrastructure firm.

- Digital board members
- Senior executives
- Operating partners/Advisors

- Significant office expansions
- Expanding global investment footprint

+ 22

Global Digital Infra Professionals in 2021

DigitalBridge Continues Expanding Its Lead And Building The Franchise. 100+ Dedicated Professionals

DIGITALBRIDGE

10

11 2 2021 FINANCIAL RESULTS

12 4Q 2021 FINANCIAL OVERVIEW NOTE: All $ in millions except per share & AUM 4Q20 3Q21 4Q21 Y/Y% Consolidated Revenues $25.2 $53.8 $59.9 +137% Consolidated FRE $4.6 $31.4 $32.5 +610% DBRG Pro-Rata Share of Revenue $17.4 $37.0 $39.9 +130% DBRG Pro-Rata Share of FRE $2.1 $20.7 $21.5 +948% Consolidated Revenues $127.5 $195.0 $189.9 +49% Consolidated Adjusted EBITDA $59.7 $80.9 $84.5 +42% DBRG Pro-Rata Share of Revenue $21.0 $33.8 $32.5 +54% DBRG Pro-Rata Share of Adjusted EBITDA $9.6 $13.6 $14.2 +48% TOTAL COMPANY 4Q20 3Q21 4Q21 Y/Y% Consolidated Revenues $155.4 $252.2 $255.9 +65% DBRG OP Share of Revenues $34.8 $73.6 $77.9 +124% Net Income (DBRG Shareholder) ($140.6) $41.0 ($20.7) Per Share ($0.30) $0.08 ($0.04) Adjusted EBITDA (DBRG OP Share) ($2.4) $17.6 $21.0 AFFO ($25.4) $0.7 ($5.4) Per Share ($0.05) $0.00 ($0.01) Digital AUM ($B) $30.0 $37.8 $45.3 +51% DIGITAL INVESTMENT MANAGEMENT (IM) DIGITAL OPERATING DigitalBridge finished the year on a strong note, with Adjusted EBITDA up significantly YoY as well as prior quarter. Digital IM continued to see strong growth driven by the successful fundraising for DBP II, which officially closed at $8.3B in December; New acquisitions and organic growth continued to fuel Digital Operating earnings.

13 2021 YEAR END FINANCIAL OVERVIEW NOTE: All $ in millions except per share & AUM 2020 2021 Y/Y% Consolidated Revenues $85.8 $191.7 +123% Consolidated FRE $32.8 $107.7 +228% DBRG Pro-Rata Share of Revenue $71.6 $131.8 +84% DBRG Pro-Rata Share of FRE $27.7 $71.3 +157% Consolidated Revenues $313.3 $763.2 +144% Consolidated Adjusted EBITDA $137.3 $329.7 +140% DBRG Pro-Rata Share of Revenue $54.3 $131.6 +143% DBRG Pro-Rata Share of Adjusted EBITDA $23.0 $55.6 +141% TOTAL COMPANY 2020 2021 Y/Y% Consolidated Revenues $416.4 $965.8 +132% DBRG OP Share of Revenues $136.8 $272.2 +99% Net Income (DBRG Shareholder) ($2,750.8) ($385.7) Per Share ($5.81) ($0.78) Adjusted EBITDA (DBRG OP Share) ($27.8) $66.5 AFFO ($117.8) ($20.4) Per Share ($0.22) ($0.04) Digital AUM ($B) $30.0 $45.3 +51% DIGITAL INVESTMENT MANAGEMENT (IM) DIGITAL OPERATING Strong growth in revenue and earnings at both digital business segments drove significant improvement in financial results in 2021. In addition to doubling revenue, Adjusted EBITDA turned positive as the business continued to scale.

14 DIGITAL EARNINGS SUMMARY (1) Includes Digital Operating and Digital Investment Management segments. Excludes Corporate and Other segment. (2) Digital IM includes $8.1M and $11.7M in 4Q21 and 3Q21, respectively, of catch-up fees earned, which are customary fees paid on newly raised 3rd party capital as if it were raised on the first closing date Digital Revenues were $250M in 4Q21, driven by increased investment management fees earned on new capital raised for DBP II, full quarter contribution from acquisitions at Digital Operating and organic growth. Consolidated Digital FRE / Adjusted EBITDA increased to $117M during 4Q21, due to contribution margin from additional Digital IM and Digital Operating revenue. Combined margin continued to increase as margins scaled in both segments. $5 $20 $25 $60 $81 $85 $64 $112 $117 42% 45% 47% 4Q20 3Q21 4Q21 Digital IM Digital Operating Combined Margin $25 $42 $52 $128 $195 $190 $153 $249 $250 4Q20 3Q21 4Q21 Digital IM Digital Operating Consolidated Digital FRE / Adjusted EBITDA(1)Consolidated Digital Revenues(1) ($ in millions) ($ in millions) Y/Y 69% 69% 69% 16% 17% 17% DBRG % Digital IM Digital Operating 69% 69% 69% 15% 17% 17% Y/Y Digital IM - 1x Items 2 2 2 2 $54 $60 $31 $33 2

15 $36M $34M $62M $84M $131M $131M $132M $138M $13M $13M $28M $39M $56M $55M $56M $60M 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 Annualized Revenue Annualized EBITDA STABILIZED GROWTH Digital IM and Digital Operating divisions have continued to grow consistently with ‘lower left to upper right trajectory’. Driven primarily by strong fundraising in the DBP and Co-Investment vehicles, annualized revenue in the IM segment has grown consistently since 1Q20 Continued growth in Digital Operating driven primarily by successful M&A at Vantage SDC and DataBank CONSOLIDATED INCLUDES 31.5% MINORITY INTEREST EXCLUDES 1X ITEMS DBRG SHARE 100% ATTRIBUTABLE TO DBRG Investment Management Digital Operating 1 (1) Figures adjusted to reflect increase in ownership to 22% from 20%, following acquisition of additional interest from minority shareholder in February 2022 $76M $79M $85M $100M $124M $137M $155M $175M $40M $38M $40M $41M $62M $70M $79M $97M 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 Annualized Revenue Annualized FRE

16 CORPORATE CLEAN UP Since new management assumed leadership 18 months ago with a commitment to de-lever, debt has come down from $6.7B to $1.4B, an 80% reduction. Hotel Sale Other Equity & Debt Sale Wellness Infra Sale Digital Acquisitions (1) NEW LOWER DBRG BORROWING COSTS LONGER-DURATION FINANCING: Revolving variable funding notes (VFN) replace revolver, extending maturity from early 2022 to late 2026 FIRST DIGITALBRIDGE INVESTMENT GRADE RATING: Class A-2 Notes received a BBB rating from Kroll Bond Rating Agency Swapping LEGACY financing with new lower-cost DBRG borrowing… MORE TO COME -$150M 7.5%Preferred Stock Securitized Term Notes 3.9% +$150M >300bps savings (1) Excludes $400M temporary revolver draw.

17 $33 $79 $120 2020 2021 2022E INTRODUCING 2022 GUIDANCE Digital IM DigitalBridge expects Digital IM FRE to continue strong growth trajectory, with midpoint FRE guidance of $120M, up over 50%, normalized for 1x catch-up fees in 2021. * $120 Guidance Midpoint $108 As Reported 1x Catchup Fees1 Digital Operating 52% YoY Normalized Digital Operating segment growth driven by new capital deployments and organic lease-up at DataBank and Vantage SDC platforms. $23 $56 $70 2020 2021 2022E 26% YoY FRE (Consolidated) Adjusted EBITDA (DBRG OP Share) Note: There can be no assurance that actual amounts will not be materially higher or lower than these expectations. Readers should refer to the discussion in the Cautionary Statement Regarding Forward-Looking Statements section at the beginning of this presentation. (1) Customary fees paid on newly raised 3rd party capital raised for DBP II as if it were raised on the first closing date

GUIDANCE UPDATES

Increased Digital IM guidance driven by outperformance in 2021, increased confidence in robust digital infrastructure fundraising environment, and larger TAM associated with 'Full Stack' approach to Digital Infrastructure.

($ in Millions)	2022 NEW	2023 Previous	2023 Update	2025 Previous	2025 Update
Digital IM Fee Revenue	$190 - $200M $195 mid-point	$180 - $230M $205 mid-point	$220 - $260M $240 mid-point	$240 - $300M $270 mid-point	$270 - $330M $300 mid-point
Digital IM FRE (earnings)	$115 - $125M $120 mid-point	$110 - $140M $125 mid-point	$130 - $160M $145 mid-point	$140 - $200M $170 mid-point	$165 - $215M $190 mid-point
Average (mid) / Ending FEEUM (Implied)	$21B / $22-23B	$22B / $20-25B	$25B / $26-28B	$28B / $24-30B	$32B / $34-38B
Digital Operating Revenue (DBRG Share)	$170 - $175M $172.5 mid-point	$400 - $500M $450 mid-point	N/C	$500 - $600M $550 mid-point	N/C
Digital Operating EBITDA (DBRG Share)	$68 - $72M $70 mid-point	$175 - $225M $200 mid-point		$225 - $275M $250 mid-point	
Digital Operating Maint. Capex (DBRG Share)	$8 - $10				
Corp. & Other EBITDA (% of total revenue)	(13% - 14%)				
Interest Expense (DBRG Share)	$55 - $60				

Consolidated Operating Guidance

Digital Operating Revenue	$915 - $945M
Digital Operating EBITDA	$375 - $400M

DIGITALBRIDGE

Note: There can be no assurance that actual amounts will not be materially higher or lower than these expectations. Readers should refer to the discussion in the Cautionary Statement Regarding Forward-Looking Statements section at the beginning of this presentation.

18

19 3 2022: The Year Ahead

KEY GLOBAL FACTORS IN THE YEAR AHEAD

DigitalBridge is well positioned for an evolving macro environment with a resilient business profile benefiting from strong secular tailwinds and one of the strongest capex cycles in a generation.

Macro Environment

INFLATION

Impacts: Higher construction materials costs, increased wages; N. America/W. Europe

Mitigants:
- Development yields are stable with contract pricing flowthroughs
- Asset values rise with inflation
- Digital Infra has low labor intensity


Excess Capital in global financial system

SUPPLY CHAIN

Impacts: Construction delays for selected / specialty parts

Mitigants:
- Mission-critical nature of digital infra has kept disruptions to minimum
- Scale significantly reduced supply chain and labor bottlenecks
  - Longstanding contractor relationships
  - Global procurement and modular designs
- Expect limited disruptions to ease

GEOPOLITICS

Impacts: European energy prices – European data center vertical

Mitigants:
- Power costs are real time pass-through to customers in hyperscale
- Business disruption risks - DBRG portcos are all based in Western Europe, no Ukraine/Russia exposure



INTEREST RATES

Impacts: Portco / Corporate borrowing costs

Mitigants:
- 100% of corporate debt is fixed rate; 83% of Digital Operating debt is fixed rate
- Diversified portfolio with prudent portfolio leverage


Trending higher back to normalized levels

Secular Backdrop

Secular Tailwinds Behind Mobile/ Internet Connectivity

5G Deployments in Developed Markets

Global Webscalers Ramping Capex

Emerging Use Cases – AI, IOT, 5G

DIGITAL INFRASTRUCTURE : Global Investors See Resilient & Growing Demand

DIGITALBRIDGE

20

21 DBRG 2022 THEMATIC…TIME TO BUILD With The Transition complete1…it’s TIME TO BUILD, working with 4 key DigitalBridge constituents. We believe this will be a key catalyst for new proprietary deals, continued strong capital formation, and continuing to extend our ecosystem. “Follow the Logos” our guiding principle has always driven the business  More proprietary deals  More ‘unlock’ opportunities  More converged solutions Supporting the continued growth of our existing portfolio is our key alpha generator  We plan to commit $7.8 billion towards growth capital in 2022…shovels in the ground  Collaborating with our portfolio companies to develop new tuck-in acquisitions WFH has changed our schedules, but ‘in- person’ matters!  Team collaboration (ideas, strategy, asset mgmt)  Continuing to build and expand the reach of our organization  Culture – developing the next generation of talent Re-connecting with investors reinforces DBRG as the Partner of Choice for institutional investors  We believe Investors remain under-allocated to digital infra  Investors are enthusiastic about our new capabilities  2022 will be about extending into new verticals: Credit, Core, Ventures CUSTOMERS PORT-CO'S ORGANIZATION CAPITAL (1) Wellness Infrastructure segment is currently under contract and expected to close 1Q22; The sale of our Wellness Infrastructure segment is subject to customary closing conditions. We can provide no assurance that it will close on the timing anticipated or at all.

DIGITAL INVESTMENT MANAGEMENT CONTINUES TO SCALE

DigitalBridge is focused on extending its franchise in key adjacent digital infrastructure verticals, including: Credit, Core, and Ventures.

Continuing to Rapidly Scale our Digital IM Platform $22B+ FEEUM in '22



$22B+
$18.3B
$12.8B
$6.8B
New Strategies
CORE
VENTURES
CREDIT
DBP II closed at
$8.3 Billion
DBP II
Liquid
Co-Invest
DBP I
DBH
2019
2020
2021
2022

WHAT WE LOOKED FOR:

- Ability To Leverage Existing Relationships
- Strong Investor Interest
- Big TAM
- Proprietary Deal Flow

FOLLOWED THE DIGITALBRIDGE PLAYBOOK:

- Assessed The Opportunity
- Built The Team
- Developed The Strategy...

...Time to Form the Capital!

DIGITALBRIDGE

Note: There can be no assurance that actual amounts will not be materially higher or lower than these expectations. Readers should refer to the discussion in the Cautionary Statement Regarding Forward-Looking Statements section at the beginning of this presentation.

22

2022: A FULL STACK DIGITAL INFRASTRUCTURE MANAGER

'Full stack' approach to Digital Infrastructure allows DigitalBridge the ability to invest, operate and capitalize on $400+ billion of anticipated annual global capex that enables us to pair capital to the right risk-adjusted opportunity.



RISK / RETURN SPECTRUM
DigitalBridge Capital Stack
VENTURES
LIQUID
EQUITY
DBP I / DBP II
CORE EQUITY
CREDIT
Risk
Target Returns

REQUIREMENTS

- ☑ Ability To Leverage Existing Relationships
- ☑ Big TAM
- ☑ Strong Investor Interest
- ☑ Proprietary Deal Flow

DIGITALBRIDGE

23

THE CREDIT OPPORTUNITY

Institutional private credit portfolios are underexposed to key growth sectors in the economy. DigitalBridge is uniquely positioned as a value-add solution provider to companies in the digital ecosystem.

THE OPPORTUNITY

Building exposure to Digital Infrastructure, the backbone of the growth economy, is a priority from investors as it embeds several levels of downside protection + attractive risk-adjusted returns

U.S. Leveraged Loan vs. Equity Allocation to the Growth & Old Economies


U.S. LCD Leveraged Loan Index
Growth Economy 43%
Old Economy 57%


S&P 500
Old Economy 37%
Growth Economy 63%

THE STRATEGY

FINANCING THE GROWTH OF THE NEW ECONOMY

PRIVATE CREDIT

- **Sector Focus:** Digital Infrastructure, related services and enabling technologies
- **Financing Capabilities:** First lien term loans, construction/delay-draw loans, unitranche, second lien term loans, mezzanine debt, holdco notes, preferred equity

LIQUID CREDIT

- **Financing Capabilities:** Primarily first lien term loans
- **Use of Proceeds:** Primarily acquisitions, leveraged buyouts, and recapitalizations

THE TEAM

DigitalBridge Credit is managed by a team of seasoned professionals who have spent their careers sourcing, underwriting, executing and managing public and private credit portfolios

Dean Criares
Managing Director
DigitalBridge Credit

Mike Zupon
Senior Advisor

Joshua Parrish
Managing Director
Structuring & Underwriting

Chris Moon
Managing Director
Origination

William Lutkins
Managing Director
Credit Trading & Capital Markets

- Long history of working together spanning across 18 years
- $25bn AUM managed by credit team combined over their careers

☑ Ability To Leverage Existing Relationships
☑ Big TAM
☑ Strong Investor Interest
☑ Proprietary Deal Flow

DIGITALBRIDGE
24

THE CORE OPPORTUNITY

A new vertical built to invest in long-duration, predictable-return strategies that leverage DigitalBridge's global strategic customer relationships and deal sourcing capabilities.

THE OPPORTUNITY

Strong institutional investor interest in long-duration, predictable-return strategies

Fundraising Across Infrastructure Asset Class

Core/Core+
$189B

Value-Add
$152B
(similar to DBP I/DBP II)

Leading fund managers raised more capital for core/core+ strategies than value-add strategies (similar to our flagship funds) in the past five years

THE STRATEGY

HIGH QUALITY, DEFENSIBLE BUSINESSES AND ASSETS

Core/Core+ Asset Selection Criteria

- Long-duration contracts, inv-grade counterparties
- Cash-yield contribution
- Developed markets universe
- Lower risk/return profile
- Conservatively capitalized
- 'Plug & Play'

THE TEAM

New senior hires focused on capitalizing this opportunity



Matt Evans
Managing Director, Head of Europe, Co-Head of Core

- 20+ years of experience
- Former Global Head of Digital Infrastructure, Co-Head of Europe at AMP Capital, since 2013
- Prior 14 years at Macquarie Capital Advisors, Managing Director in EMEA TMT group.



Peter Hopper
Managing Director, Co-Head of Core

- 25+ years experience
- Founder of DH Capital, leading digital infrastructure investment bank with over 190 M&A transaction totaling $30B+.
- Prior to DH, Founder/CEO of Duro Communications, largest private ISP/CLEC with 50+ acquisitions.

Source: Preqin

- ☑ Ability To Leverage Existing Relationships
- ☑ Big TAM
- ☑ Strong Investor Interest
- ☑ Proprietary Deal Flow

DIGITALBRIDGE

25

THE VENTURES OPPORTUNITY

Deep domain expertise, market intelligence and a broad portfolio give DigitalBridge a unique edge to source, vet and invest in growth-stage companies across the emerging Digital Infrastructure Technology vertical.

THE OPPORTUNITY

Consumption Layer
- Content & OTT Media
- Consumer Apps & Services
- Devices & Consumer Hardware

Digital Infrastructure Technology Layer
- 5G / Next-Gen Networks
- Edge & Cloud Platforms
- Internet of Things (IoT)
- Smart Cities & Smart Buildings

Digital Infrastructure The Physical Layer
- Towers
- Data Centers
- Small Cells
- Edge Infra
- Fiber

THE STRATEGY

FOCUSED ON EMERGING DIGITAL INFRA TECHNOLOGIES, LEVERAGING UNIQUE INSIGHTS

Build around core DigitalBridge strengths, design to deliver the industry's key success factors

- Deep Specialization
- Tangible Value Proposition to Founders
- 'De-Risk Transactions by Leveraging DBRG Ecosystem

Support market share gainers with strong business models run by solid mgmt. teams alongside top-tier VC investors

THE TEAM



Alexandre Villela
Senior Vice President,
DigitalBridge Ventures

- 25 years of experience
- Strong corporate VC experience, MD at Qualcomm Ventures/ Intel Capital
- 30+ deals, focused on digital infra domains.
- Led Qualcomm's $200M 5G fund

☑ Ability To Leverage Existing Relationships ☑ Big TAM ☑ Strong Investor Interest ☑ Proprietary Deal Flow

DIGITALBRIDGE
26

27 THE 2022 OPPORTUNITY ROADMAP AT DBRG NORTH AMERICA LATAM BUY BUILD Towers Data Centers Fiber Small Cells Edge Infrastructure vsBUY BUILD BUY BUILD Towers Data Centers Fiber Small Cells EUROPE ASIA BUY BUILD Towers Data Centers Fiber Small Cells Edge Infrastructure BUY BUILD Towers Data Centers Fiber DigitalBridge to continue to expand and accelerate value creation, from large-scale investments to establish a new platform…to accretive M&A through bolt-on acquisitions… to organic growth through building for our global customers.

28 OUR COMMITMENT TO CUSTOMERS ON A GLOBAL SCALE DigitalBridge has committed $7.8 billion USD of growth capex to support our customers. DBRG has shovels in the ground on five continents, across all four core verticals of digital infrastructure. 2022 GROWTH CAPITAL $2.2B EUROPE ASIALATAMNORTH AMERICA 2022 GROWTH CAPITAL $0.4B2022 GROWTH CAPITAL $4.7B 2022 GROWTH CAPITAL $0.5B vsBUY BUILD Xenith IG

29 4 Wrap-Up

30 THE DBRG INVESTMENT CASE  The Demand – Global demand for More, Better, Faster connectivity is driving digital infrastructure investment and DBRG is well positioned for key emerging digital thematics: Edge, 5G, Convergence  The Supply – DBRG’s investment management platform is the Partner of Choice as the world’s leading institutional investors increasingly allocate capital to this growing, resilient asset class  Investor-Operator – Premier business-builder in digital infrastructure; over 25 years investing and operating digital assets; 100s of years of cumulative experience managing investor capital and operating active infrastructure  Investing Across a Converging Digital Ecosystem – Only global investment firm to own, manage, and operate across the entire digital ecosystem with a flexible investment framework built to capitalize on evolving networks. Deep relationship networks drive proprietary sourcing  Entering ‘Phase II: The Acceleration’ – DBRG mgmt. completed the 'diversified to digital' transition ahead of schedule1 and has significant capital to deploy into an earnings-driven framework  High-Growth Secular Winner – High-growth business poised to continue strong momentum, with a clear roadmap to DBRG’s converged vision At the Intersection of Supply & Demand Powerful Secular Tailwinds Executing a Unique Converged Strategy Digital Infrastructure Experts Entering the Next Phase of Growth Simple, High Growth Model (1) Wellness Infrastructure segment is currently under contract and expected to close 1Q22; The sale of our Wellness Infrastructure segment is subject to customary closing conditions. We can provide no assurance that it will close on the timing anticipated or at all.

DBRG POSITIONED TO HIT $100B IN AUM WITHIN NEXT 5 YEARS

Global Private Infrastructure AUM is estimated by Preqin to 2X over the next 5 years, reaching $1.9TR, overtaking real estate as the largest real asset class

Investors are under allocated to Digital Infrastructure...AND we are leaders in the sector...if we can outperform, we would hit $100B by 2025, growing at over **20% CAGR**

Source: 2022 Preqin Global Infrastructure Report



ASSETS UNDER MANAGEMENT
>20%
CAGR
in 4 YEARS
$0.9TR
$1.9TR
$2TR
Assets Under Management Private Infrastructure AUM - 2x growth
$100B
$50B
$45B
AUM
$100B
AUM
2X+
DIGITALBRIDGE
Global Institutional Infrastructure
2021
2025
2026
202...

DIGITALBRIDGE

Note: There can be no assurance that actual amounts will not be materially higher or lower than these expectations. Readers should refer to the discussion in the Cautionary Statement Regarding Forward-Looking Statements section at the end of this presentation.

31

32 2022 CEO PRIORITIES: TIME TO BUILD CEO 2022 Checklist Secular Tailwinds Around Connectivity – Big Growing TAM The Leading Management Team 25+ years Investing and Operating Digital Assets Converged Vision with Exposure to Entire Digital Ecosystem GOALS REMAIN UNCHANGED Focus on realization of high-growth digital infrastructure platform Successful Extension of IM Platform  Credit, Core, Ventures Meet/Exceed Fundraising and Operational Targets Continue to invest in high-quality digital businesses and assets  Prioritize $7.8B+ Portco Growth Investments Advance ESG/DEI Initiatives with focus on portco participation - renewables contribution DEI

33 5 Q&A SESSION

NON-GAAP RECONCILIATIONS

($ in thousands)	FY 2021	FY 2020	4Q21	3Q21	2Q21	1Q21	4Q20	3Q20	2Q20	1Q20
Digital IM net income (loss)	$ 90,915	$ 11,454	$ 28,194	$ 39,272	$ 15,786	$ 7,663	$ 2,702	$ 3,799	$ 2,424	$ 2,529
Adjustments:										
Interest income	4,748	(33)	2,499	2,250	-	(1)	(1)	(2)	-	(30)
Investment and servicing expense	20	204	(12)	-	-	32	204	-	-	-
Depreciation and amortization	29,380	29,888	5,928	8,242	6,298	8,912	6,421	10,259	6,605	6,603
Compensation expense—equity-based	12,570	2,115	4,527	4,673	1,837	1,533	655	189	682	589
Compensation expense—carried interest and incentive	65,890	1,906	25,921	31,736	8,266	(33)	994	912	-	-
Administrative expenses—straight-line rent	197	45	75	74	50	(2)	(1)	14	16	16
Administrative expenses—placement agent fee	10,967	1,202	880	3,069	6,959	59	1,202	-	-	-
Incentive/performance fee income	(11,522)	-	(5,720)	(1,313)	(4,489)	-	-	-	-	-
Equity method (earnings) losses	(101,812)	(13,418)	(31,608)	(59,196)	(11,203)	195	(6,744)	(6,394)	(277)	(3)
Other (gain) loss, net	(797)	(173)	(52)	(461)	(119)	(165)	(102)	(32)	8	(47)
Income tax (benefit) expense	7,184	(371)	1,852	3,089	2,236	7	(757)	144	(151)	393
Digital IM FRE / Adjusted EBITDA	$ 107,740	$ 32,819	$ 32,484	$ 31,435	$ 25,621	$ 18,200	$ 4,573	$ 8,889	$ 9,307	$ 10,050
DBRG OP share of Digital IM FRE / Adjusted EBITDA	$ 71,322	$ 27,714	$ 21,492	$ 20,736	$ 17,449	$ 11,645	$ 2,051	$ 6,306	$ 9,307	$ 10,050

	FY 2021	FY 2020	4Q21	3Q21	2Q21	1Q21	4Q20	3Q20	2Q20	1Q20
Digital Operating net income (loss) from continuing operations	(230,841)	(132,063)	(83,909)	(71,822)	(10,850)	(64,260)	(53,591)	(38,795)	(21,262)	(18,415)
Adjustments:	0									
Interest expense	125,388	77,976	35,144	29,839	29,272	31,133	41,815	18,589	8,170	9,402
Income tax (benefit) expense	(79,075)	(21,461)	(1,941)	1,922	(66,788)	(12,268)	(6,967)	(6,091)	(2,673)	(5,730)
Depreciation and amortization	495,341	210,188	126,436	120,458	126,227	122,220	78,554	73,032	28,571	30,031
EBITDAre:	$ 310,813	$ 134,640	$ 75,730	$ 80,397	$ 77,861	$ 76,825	$ 59,811	$ 46,735	$ 12,806	$ 15,288
Straight-line rent expenses and amortization of above- and below-market lease intangibles	355	(3,214)	370	482	(98)	(399)	(2,607)	(2,106)	1,837	(338)
Compensation expense—equity-based	2,842	1,172	1,918	308	308	308	728	148	296	-
Installation services	(505)	1,146	2,097	(4,058)	576	880	429	(65)	493	289
Transaction, restructuring & integration costs	14,899	3,344	3,188	4,042	2,999	4,670	1,155	420	1,021	748
Other gain/loss, net	1,290	246	1,226	(285)	349	-	200	46	-	-
Digital Operating Adjusted EBITDA	$ 329,694	$ 137,334	$ 84,529	$ 80,886	$ 81,995	$ 82,284	$ 59,716	$ 45,178	$ 16,453	$ 15,987
DBRG OP share of Digital Operating Adjusted EBITDA	$ 55,560	$ 23,028	$ 14,199	$ 13,637	$ 13,776	$ 13,948	$ 9,620	$ 6,914	$ 3,294	$ 3,200

DIGITALBRIDGE

34

35 NON-GAAP RECONCILIATIONS ($ in thousands) FY 2021 FY 2020 4Q21 3Q21 2Q21 1Q21 4Q20 3Q20 2Q20 1Q20 Net income (loss) attributable to common stockholders $ (385,716) $ (2,750,782) $ (20,686) $ 41,036 $ (141,260) $ (264,806) $ (140,575) $ (205,784) $ (2,042,790) $ (361,633) Net income (loss) attributable to noncontrolling common interests in Operating Company (40,511) (302,720) (1,946) 4,311 (14,980) (27,896) (15,411) (22,651) (225,057) (39,601) Net income ( loss) attributable to common interests in Operating Company and common stockholders (426,227) (3 ,053,502) (22,632) 45,347 (156,240) (292,702) (155,986) (228,435) (2 ,267,847) (401,234) Adjustments for FFO: Real estate depreciation and amortization 595,527 561,195 133,813 126,494 150,458 184,762 136,245 162,705 131,722 130,523 Impairment of real estate 300,038 1,956,662 (40,732) (8,210) 242,903 106,077 31,365 142,767 1,474,262 308,268 Gain from sales of real estate (41,782) (41,912) (197) (514) (2,969) (38,102) (26,566) (12,332) 4,919 (7,933) Less: Adjustments attributable to noncontrolling interests in investment entities (535,756) (638,709) (89,727) (95,512) (162,021) (188,496) (79,874) (146,905) (329,601) (82,329) FFO $ (108,200) $(1,216,266) $ (19,475) $ 67,605 $ 72,131 $ (228,461) $ (94,816) $ (82,200) $ (986,545) $ (52,705) Additional adjustments for Core FFO: Adjustment to BRSP cash dividend (3,282) 200,803 (28,243) 9,478 (40,165) 55,648 (22,999) (18,207) 328,222 (86,213) Equity-based compensation expense 59,395 35,051 19,416 9,038 11,642 19,299 8,288 7,879 10,152 8,732 Straight-line rent revenue and expense 11,005 (19,949) (1,986) (1,925) (2,309) 17,225 (6,403) (6,281) (5,240) (2,025) Amortization of acquired above- and below-market lease values, net 4,002 (6,719) (333) (172) (1,498) 6,005 (1,229) (1,440) (531) (3,519) Debt prepayment penalties and amortization of deferred financing costs and debt premiums and discounts 100,159 54,459 36,685 7,651 10,196 45,627 25,034 4,296 10,080 15,049 Non-real estate fixed asset depreciation, amortization and impairment 67,499 44,282 13,324 13,616 19,996 20,563 4,885 12,754 13,390 13,253 Restructuring and transaction-related charges 89,134 59,363 29,977 19,501 5,174 34,482 21,887 13,044 8,864 15,568 Non-real estate (gains) losses, excluding realized gains or losses of digital assets within the Corporate and Other segment 74,747 1,104,105 (52,611) 11,319 (151,773) 267,812 193,948 84,995 740,038 85,124 Net unrealized carried interest (41,624) (873) (7,375) (27,953) (6,485) 189 (5,734) (5,170) 801 9,230 Preferred share redemption (gain) loss 4,992 - 2,127 2,865 - - - - - - Deferred taxes and tax effect on certain of the foregoing adjustments (50,335) (25,835) 8,195 1,663 (42,536) (17,657) (8,764) (7,917) (3,092) (6,062) Less: Adjustments attributable to noncontrolling interests in investment entities (74,626) (360,894) (15,423) 12,438 146,687 (218,328) (143,262) (38,042) (182,607) 3,017 Less: Core FFO from discontinued operations (149,873) 15,694 11,467 (123,075) (25,874) (12,391) 4,025 5,579 37,218 (31,128) Core FFO $ (17,007) $ (116,779) $ (4 ,255) $ 2 ,049 $ (4 ,814) $ (9 ,987) $ (25,140) $ (30,710) $ (29,250) $ (31,679) Additional adjustments for AFFO: Recurring capital expenditures (3,436) (1,028) (1,097) (1,349) (764) (226) (233) (300) (220) (275) AFFO $ (20,443) $ (117,807) $ (5 ,352) $ 700 $ (5 ,578) $ (10,213) $ (25,373) $ (31,010) $ (29,470) $ (31,954) ($ in thousands) FY 2021 FY 2020 4Q21 3Q21 2Q21 1Q21 4Q20 3Q20 2Q20 1Q20 Core FFO $ (17,007) $ (116,779) $ (4,255) $ 2,049 $ (4,814) $ (9,987) $ (25,140) $ (30,710) $ (29,250) $ (31,679) Less: Earnings of equity method investments (22,881) (13,320) (6,441) (5,784) (6,216) (4,440) - - - (13,320) Plus: Preferred dividends 70,627 75,022 16,139 17,456 18,516 18,516 18,516 18,516 18,516 19,474 Plus: Core interest expense 52,156 47,224 13,775 14,160 11,834 12,387 11,972 12,234 12,625 10,393 Plus: Core tax expense (25,844) (21,265) 631 (12,638) (8,224) (5,613) (9,974) (5,310) (6,536) 555 Plus: Non pro-rata allocation of income (loss) to NCI 886 (550) 231 231 223 201 201 (751) - - Plus: Placement fees 7,512 823 603 2,102 4,767 40 823 - - - Less: Net realized carried interest, incentive fees, and other adjustments to Fee Related Earnings (2,653) (334) (1,092) (7) (1,565) 11 140 248 (549) (173) Plus: Digital Operating installation services, transaction, investment and servicing costs 3,698 1,392 1,366 53 856 1,423 1,018 254 (42) 162 Adjusted EBITDA (DBRG OP Share) $ 66,494 $ (27,787) $ 20,957 $ 17,622 $ 15,377 $ 12,538 $ (2 ,444) $ (5 ,519) $ (5 ,236) $ (14,588)

36 IMPORTANT NOTE REGARDING NON-GAAP FINANCIAL MEASURES This presentation includes certain “non-GAAP” supplemental measures that are not defined by generally accepted accounting principles, or GAAP, including the financial metrics defined below, of which the calculations may from methodologies utilized by other REITs for similar performance measurements, and accordingly, may not be comparable to those of other REITs. Adjusted Earnings before Interest, Taxes, Depreciation and Amortization (Adjusted EBITDA): The Company calculates Adjusted EBITDA by adjusting Core FFO to exclude cash interest expense, preferred dividends, tax expense or benefit, earnings from equity method investments, placement fees, realized carried interest and incentive fees and revenues and corresponding costs related to installation services. The Company uses Adjusted EBITDA as a supplemental measure of our performance because they eliminate depreciation, amortization, and the impact of the capital structure from its operating results. However, because Adjusted EBITDA is calculated before recurring cash charges including interest expense and taxes and are not adjusted for capital expenditures or other recurring cash requirements, their utilization as a cash flow measurement is limited. FFO, Core FFO and AFFO: The Company calculates funds from operations (FFO) in accordance with standards established by the Board of Governors of the National Association of Real Estate Investment Trusts, which defines FFO as net income or loss calculated in accordance with GAAP, excluding (i) real estate- related depreciation and amortization; (ii) impairment of depreciable real estate and impairment of investments in unconsolidated ventures directly attributable to decrease in value of depreciable real estate held by the venture; (iii) gain from sale of depreciable real estate; (iv) gain or loss from a change in control in connection with interests in depreciable real estate or in-substance real estate; and (v) adjustments to reflect the Company's share of FFO from investments in unconsolidated ventures. Included in FFO are gains and losses from sales of assets which are not depreciable real estate such as loans receivable, equity investments, and debt securities, as applicable. The Company computes core funds from operations (Core FFO) by adjusting FFO for the following items, including the Company’s share of these items recognized by its unconsolidated partnerships and joint ventures: (i) equity-based compensation expense; (ii) effects of straight-line rent revenue and expense; (iii) amortization of acquired above- and below-market lease values; (iv) debt prepayment penalties and amortization of deferred financing costs and debt premiums and discounts; (v) non-real estate depreciation, amortization and impairment; (vi) restructuring and transaction-related charges; (vii) non-real estate loss (gain), fair value loss (gain) on interest rate and foreign currency hedges, and foreign currency remeasurements except realized gain and loss from the Digital Other segment; (viii) net unrealized carried interest; and (ix) tax effect on certain of the foregoing adjustments. The Company’s Core FFO from its interest in BrightSpire Capital, Inc. (NYSE: BRSP) represented the cash dividends declared in the reported period. The Company excluded results from discontinued operations in its calculation of Core FFO and applied this exclusion to prior periods. The Company computes adjusted funds from operations (AFFO) by adjusting Core FFO for recurring capital expenditures necessary to maintain the operating performance of its properties. The Company uses FFO, Core FFO and AFFO as supplemental performance measures because, in excluding real estate depreciation and amortization and gains and losses, it provides a performance measure that captures trends in occupancy rates, rental rates, and operating costs, and such a measure is useful to investors as it excludes periodic gains and losses from sales of investments that are not representative of its ongoing operations and assesses the Company's ability to meet distribution requirements. The Company also believes that, as widely recognized measures of the performance of REITs, FFO, Core FFO and AFFO will be used by investors as a basis to compare its operating performance and ability to meet distribution requirements with that of other REITs. However, because FFO, Core FFO and AFFO exclude depreciation and amortization and does do not capture changes in the value of the Company’s properties that resulted from use or market conditions, which has have real economic effect and could materially impact the Company’s results from operations, the utility of FFO, Core FFO and AFFO as measures of the Company’s performance is limited. FFO, Core FFO and AFFO should not be considered alternatives to GAAP net income as indications of operating performance, or to cash flows from operating activities as measures of liquidity, nor as indications of the availability of funds for our cash needs, including funds available to make distributions. FFO, Core FFO and AFFO should be considered only as supplements to GAAP net income as measures of the Company’s performance and to cash flows from operating activities computed in accordance with GAAP. Additionally, Core FFO and AFFO excludes the impact of certain fair value fluctuations, which, if they were to be realized, could have a material impact on the Company’s operating performance. Digital Operating Earnings before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre) and Adjusted EBITDA: The Company calculates EBITDAre in accordance with the standards established by the National Association of Real Estate Investment Trusts, which defines EBITDAre as net income or loss calculated in accordance with GAAP, excluding interest, taxes, depreciation and amortization, gains or losses from the sale of depreciated property, and impairment of depreciated property. The Company calculates Adjusted EBITDA by adjusting EBITDAre for the effects of straight-line rental income/expense adjustments and amortization of acquired above- and below-market lease adjustments to rental income, revenues and corresponding costs related to the delivery of installation services, equity-based compensation expense, restructuring and transaction related costs, the impact of other impairment charges, gains or losses from sales of undepreciated land, gains or losses from foreign currency remeasurements, and gains or losses on early extinguishment of debt and hedging instruments. The Company uses EBITDAre and Adjusted EBITDA as supplemental measures of our performance because they eliminate depreciation, amortization, and the impact of the capital structure from its operating results. EBITDAre represents a widely known supplemental measure of performance, EBITDA, but for real estate entities, which we believe is particularly helpful for generalist investors in REITs. EBITDAre depicts the operating performance of a real estate business independent of its capital structure, leverage and non-cash items, which allows for comparability across real estate entities with different capital structure, tax rates and depreciation or amortization policies. Additionally, exclusion of gains on disposition and impairment of depreciated real estate, similar to FFO, also provides a reflection of ongoing operating performance and allows for period-over-period comparability. However, because EBITDAre and Adjusted EBITDA are calculated before recurring cash charges including interest expense and taxes and are not adjusted for capital expenditures or other recurring cash requirements, their utilization as a cash flow measurement is limited. Digital Investment Management Fee Related Earnings (FRE): The Company calculates FRE for its investment management business within the digital segment as base management fees, other service fee income, and other income inclusive of cost reimbursements, less compensation expense excluding equity- based compensation, carried interest and incentive compensation, administrative expenses (excluding fund raising placement agent fee expenses), and other operating expenses related to the investment management business. The Company uses FRE as a supplemental performance measure as it may provide additional insight into the profitability of the overall digital investment management business. Assets Under Management (“AUM”): Assets owned by the Company’s balance sheet and assets for which the Company and its affiliates provide investment management services, including assets for which the Company may or may not charge management fees and/or performance allocations. Balance sheet AUM is based on the undepreciated carrying value of digital investments and the impaired carrying value of non digital investments as of the report date. Investment management AUM is based on the cost basis of managed investments as reported by each underlying vehicle as of the report date. AUM further includes uncalled capital commitments, but excludes DBRG OP’s share of non wholly-owned real estate investment management platform’s AUM. The Company's calculations of AUM may differ from the calculations of other asset managers, and as a result, this measure may not be comparable to similar measures presented by other asset managers. DigitalBridge Operating Company, LLC (“DBRG OP”): The operating partnership through which the Company conducts all of its activities and holds substantially all of its assets and liabilities. DBRG OP share excludes noncontrolling interests in investment entities. Fee-Earning Equity Under Management (“FEEUM”): Equity for which the Company and its affiliates provides investment management services and derives management fees and/or performance allocations. FEEUM generally represents the basis used to derive fees, which may be based on invested equity, stockholders’ equity, or fair value pursuant to the terms of each underlying investment management agreement. The Company's calculations of FEEUM may differ materially from the calculations of other asset managers, and as a result, this measure may not be comparable to similar measures presented by other asset managers. Monthly Recurring Revenue (“MRR”): The Company defines MRR as revenue from ongoing services that is generally fixed in price and contracted for longer than 30 days. This presentation includes forward-looking guidance for certain non-GAAP financial measures, including Adjusted EBITDA and FRE. These measures will differ from net income, determined in accordance with GAAP, in ways similar to those described in the reconciliations of historical Adjusted EBITDA and FRE to net income. We do not provide guidance for net income, determined in accordance with GAAP, or a reconciliation of guidance for Adjusted EBITDA or FRE to the most directly comparable GAAP measure because the Company is not able to predict with reasonable certainty the amount or nature of all items that will be included in net income. In evaluating the information presented throughout this presentation see definitions and reconciliations of non-GAAP financial measures to GAAP measures. For purposes of comparability, historical data in this presentation may include certain adjustments from prior reported data at the historical period.

37